SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre Effective Amendment No.

Post Effective Amendment No. 5 to Registration Statement No. 333-65887

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 2

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Michael A. Chong

Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	On pursuant to paragraph (b) of Rule 485.

☑	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Massachusetts Mutual Variable Life Separate Account I

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE

Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a flexible premium variable adjustable life insurance policy (the policy) offered by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account and the forty-two funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated [date]. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective: [Date]

The following funds are offered through the Massachusetts Mutual Variable Life Separate Account I. You may invest in any of the listed funds as well as the Guaranteed Principal Account.

American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund

American Century® VP International Fund

American Century® VP Value Fund

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Growth Portfolio – Service Class

Fidelity® Variable Insurance Products Fund II

Fidelity® VIP II Contrafund® Portfolio – Service Class

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

Goldman Sachs VIT CORESM U.S. Equity Fund

(CORESM is a service mark of Goldman Sachs & Co.)

Goldman Sachs VIT Growth and Income Fund

Goldman Sachs VIT International Equity Fund

Goldman Sachs VIT Mid Cap Value Fund

Janus Aspen Series

Janus Aspen Balanced Portfolio

Janus Aspen Capital Appreciation Portfolio

Janus Aspen Worldwide Growth Portfolio

MFS® Variable Insurance TrustSM

MFS® Emerging Growth Series

MFS® New Discovery Series

MFS® Research Series

MML Series Investment Fund

MML Blend Fund

MML Emerging Growth Fund

MML Equity Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Large Cap Value Fund

MML Managed Bond Fund

MML OTC 100 Fund

MML Small Cap Equity Fund

MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Growth & Income Fund/VA

Oppenheimer Main Street® Small Cap Fund/VA

Oppenheimer Multiple Strategies Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

Panorama Growth Portfolio

Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Fixed Income Series, Inc

T. Rowe Price Limited-Term Bond Portfolio

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.

Choice of Death Benefit Options

The policy offers three death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:

1.    Death Benefit Option 1 (level amount option): The selected face amount in effect on the date of death

2.    Death Benefit Option 2 (return of account value option): The selected face amount in effect on the date of death plus the account value on the date of death

3.    Death Benefit Option (return of premium option): The selected face amount in effect on the date of death plus the sum of all premiums paid, less withdrawals

Right to Return the Policy	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund.

Variable Investment Choices	The policy offers a choice of 42 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.

Guaranteed Principal Account

In addition to the above mentioned variable investment choices, you may also invest in the Guaranteed Principal Account. Amounts allocated to the Guaranteed Principal Account are guaranteed and earn interest daily.

Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

•      choose the timing, amount and frequency of premium payments;

•      change the death benefit option;

•      increase or decrease the policy’s selected face amount;

•      change the beneficiary; and

•      change your investment selections

Transfers	Within limitations, you may transfer funds among the investment divisions and the Guaranteed Principal Account.

Surrenders and Withdrawals

You may surrender your policy and we will pay you its cash surrender value. You may also withdraw a part of the net surrender value. A withdrawal will reduce your account value and may reduce the selected face amount of your policy.

Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences.

Safety Test	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments.

Assignability	You may assign the policy as collateral for a loan or other obligation.

Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

Additional Benefits	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Risks of the Policy

Investment Performance

The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.

Termination

Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds it debt limit. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

Limitations on Access to Cash Value

•     Withdrawals are not available in the 1st six months of the 1st policy year.

•     If necessary, we will reduce your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability.

•     The minimum withdrawal is $100.

•     The maximum withdrawal amount is equal to your account value, less policy debt, less an amount equal to 12 multiplied by the most recent monthly charges for your policy.

•     A withdrawal charge equal to the lesser of 2% of the amount you withdraw or $25 will be deducted from the amount of the withdrawal.

Limitations on Transfers

•     Transfers from the Guaranteed Principal Account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

•     You may maintain account value in a maximum of 21 Separate Account Divisions and the Guaranteed Principal Account at any one time.

•     We reserve the right to restrict transfers initiated by a market-timing organization, or individual, or other party authorized to give transfer instructions on behalf of the policy owner.

Impact of Loans

Taking a loan from your policy may increase the risk that your policy will terminate. It will have an effect on the policy’s cash surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½, you may be subject to a 10% penalty.

Existing tax laws that benefit this policy may change at any time.

Additional Risks

The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Sales Load Charge	When you pay premium

•   Policy years 1 – 7:
10% of premiums up to annual cutoff policy premium(1)

•   Policy years 8+:
2.5% of premiums up to annual cutoff policy premium(1)

•   All policy years:
1% of premiums in excess of the annual cutoff policy premium(1)

•   Policy years 1 – 7:
10% of premiums up to annual cutoff policy premium(1)

•   Policy years 8+:
2.5% of premiums up to annual cutoff policy premium(1)

•   All policy years:
1% of premiums in excess of the annual cutoff policy premium(1)

State Premium Tax Charge	When you pay premium	0% to 5% of each premium, depending on the applicable state rate	This charge will always equal the applicable state rate

Deferred Acquisition Cost (“DAC”) Tax Charge	When you pay premium	1% of each premium	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax

Withdrawal Charge	When you withdraw a portion of your account value from the policy	2% of the amount withdrawn, not to exceed $25 per withdrawal	2% of the amount withdrawn, not to exceed $25 per withdrawal

(1)  The “annual cutoff policy premium” for a policy establishes a threshold for a policy’s sales loads. If you pay premiums that are below the annual cutoff policy premium, a higher sales load will result than if you pay premiums that exceed the annual cutoff policy premium. We set the annual cutoff policy premium on the date we issue the policy. The amount of the annual cutoff policy premium depends on (i) the initial selected face amount of the policy, (ii) the insured’s age, (iii) the insured’s gender and (iv) the insured’s tobacco use classification. A table showing the annual cutoff policy premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of this prospectus.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Cost of Insurance charge(1)	Monthly, on the policy’s monthly calculation date	Minimum/Maximum(2) Rates per $1000 of Insurance Risk: $0.02888 – $83.33333	Minimum/Maximum(2) Rates per $1000 of Insurance Risk: $0.17520 – $83.33333

Insurance charge for a 35 year old male, non-tobacco user, in the guaranteed issue class, with death benefit option 1.(3)	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: $0.03057	Rate per $1000 of Insurance Risk: $0.17624

Administrative Charge	Monthly, on the policy’s monthly calculation date	$5.25 per month	$9.00 per month

Mortality & Expense Charge	Daily at effective annual rates

•   Policy Years 1-15: 0.60% annually of each Separate Account Division’s assets

•   Policy Years 16-30: 0.40% annually of each Separate Account Division’s assets

•   Policy Years 31+: 0.30% annually of each Separate Account Division’s assets

• Any policy year: 1.0% annually of each Separate Account Division’s assets

Face Amount Charge(4) (For policies issued with full underwriting)	Monthly, on the policy’s monthly calculation date	Minimum/Maximum Rates per $1000 of selected face amount: $0.00167 – $0.01667	Minimum/Maximum Rates per $1000 of selected face amount: $0.00167 – $0.01667

Face amount charge for a 35 year old male, non-tobacco user, in the guaranteed issue class, with death benefit option 1.	Monthly, on the policy’s monthly calculation date	Rate per $1000 of selected face amount: $0.00292	Rate per $1000 of selected face amount: $0.00292

Substitute Insured Charge	If policy owner elects to transfer the policy to another person	$75.00	$75.00

Transfer Charge	Upon each transfer after the first 6 transfers in a policy year	$0	$10

Loan Interest Rate Expense Charge	On the policy anniversary date	• Policy Years 1-15: 0.75% • Policy Years 16-30: 0.55% • Policy Years 31+: 0.45%	3% (2% in New York)

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Rider Charges:		Minimum/Maximum	Minimum/Maximum

• Term Rider	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Amount at Risk: $0.017520 – $5.89479	Rate per $1000 of Amount at Risk $0.017520 – $5.89479

Rider charge for a 35 year old male, non-tobacco user, in the standard risk class, with a policy face amount of $500,000(3)	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Amount at Risk: $0.03057	Rate per $1000 of Amount at Risk: $0.17624

• Waiver of Monthly Charges	Monthly, on the policy’s monthly calculation date	Rates per $1 of Monthly Charges(5): $0.0454812 – $0.1198492	Rates per $1 of Monthly Charges(5): $0.0454812 – $0.1198492

Rider charge for a 35 year old male, non-tobacco user, in the standard risk class, with a policy face amount of $500,000(3)	Monthly, on the policy’s monthly calculation date	Rates per $1 of Monthly Charges(5): $0.0548387	Rates per $1 of Monthly Charges(5): $0.0548387

(1)  The rates vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Large Corporate Markets Service Center at 1-800-665-2654.

(2)  The insurance charge rates reflected in this table are for standard risks and are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.

(3)  The rates shown for the “representative insured” are 1st year rates only.

(4)  The rates will vary by issue age of the insured and by years of coverage

(5)  The policy’s “monthly charges” are equal to the sum of the following current account value charges: (a) administrative charge, (b) face amount charge (if applicable), (c) cost of insurance charges and (d) any applicable rider charges.

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the Guaranteed Principal Account (excluding outstanding policy loans).

The mortality and expense charge is deducted from the assets of the Separate Account only.

Annual Fund Operating Expenses

This table describes the fund fees and expenses that you will pay daily during the time that you own the policy. The table shows the range (minimum and maximum) of fees and expenses that are deducted from fund company assets, including management fees, distribution fees and/or 12b-1 fees and other expenses. These fees and expenses are expressed as a percentage of average net assets, for the year ended December 31, 2001. More detail concerning an individual fund’s fees and expenses is contained in the fund’s prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses	0.34%	2.05%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2001.

Investment Management Fees and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001.

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Total Fund Operating Expenses
American Century® VP Income & Growth Fund	0.70%	0.00%		—	0.70%
American Century® VP International Fund	1.26%	0.00%		—	1.26%
American Century® VP Value Fund	0.97%	0.00%		—	0.97%
Fidelity®VIP Growth Portfolio – Service Class	0.58%	0.10%		0.10%	0.78%	(1)
Fidelity® VIP II Contrafund® Portfolio – Service Class	0.58%	0.10%		0.10%	0.78%	(1)
Goldman Sachs VIT Capital Growth Fund	0.75%	0.94%	(2)	—	1.69%	(2)
Goldman Sachs VIT CORESM U.S. Equity Fund	0.70%	0.12%	(2)	—	0.82%	(2)

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Total Fund Operating Expenses
Goldman Sachs VIT Growth and Income Fund	0.75%	0.42%	(2)	—	1.17%	(2)
Goldman Sachs VIT International Equity Fund	1.00%	1.05%	(2)	—	2.05%	(2)
Goldman Sachs VIT Mid Cap Value Fund	0.80%	0.14%	(2)	—	0.94%	(2)
Janus Aspen Balanced Portfolio	0.65%	0.01%		—	0.66%
Janus Aspen Capital Appreciation Portfolio	0.65%	0.01%		—	0.66%
Janus Aspen Worldwide Growth Portfolio	0.65%	0.04%		—	0.69%
MFS® Emerging Growth Series	0.75%	0.12%	(3)	—	0.87%
MFS® New Discovery Series	0.90%	0.19%	(4)	—	1.09%
MFS® Research Series	0.75%	0.15%	(5)	—	0.90%
MML Blend Fund	0.38%	0.02%	(7)	—	0.40%
MML Emerging Growth Fund	1.05%	0.32%	(7)	—	1.37%
MML Equity Fund	0.37%	0.03%	(7)	—	0.40%
MML Equity Index Fund (Class II Shares)	0.10%	0.24%	(6)	—	0.34%
MML Growth Equity Fund	0.80%	0.19%	(7)	—	0.99%
MML Large Cap Value Fund	0.80%	0.07%	(7)	—	0.87%
MML Managed Bond Fund	0.47%	0.01%	(7)	—	0.48%
MML OTC 100 Fund	0.45%	0.26%	(7)	—	0.71%
MML Small Cap Equity Fund(8)	0.65%	0.04%	(7)	—	0.69%
MML Small Cap Growth Equity Fund	1.07%	0.08%	(7)	—	1.15%
Oppenheimer Aggressive Growth Fund/VA	0.64%	0.04%		—	0.68%
Oppenheimer Bond Fund/VA	0.72%	0.05%		—	0.77%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.04%		—	0.68%
Oppenheimer Global Securities Fund/VA	0.64%	0.06%		—	0.70%
Oppenheimer High Income Fund/VA	0.74%	0.05%		—	0.79%
Oppenheimer International Growth Fund/VA	1.00%	0.05%		—	1.05%
Oppenheimer Main Street® Growth & Income Fund/VA	0.68%	0.05%		—	0.73%
Oppenheimer Main Street® Small Cap Fund/VA	0.75%	0.30%		—	1.05%
Oppenheimer Money Fund/VA	0.45%	0.07%		—	0.52%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.04%		—	0.76%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%		—	0.79%
Panorama Growth Portfolio	0.62%	0.02%		—	0.64%
Panorama Total Return Portfolio	0.63%	0.02%		—	0.65%
T. Rowe Price Limited-Term Bond Portfolio	0.70%	0.00%		—	0.70%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%		—	0.85%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%		—	0.85%

(1)  Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the other expenses for the VIP Growth Portfolio would have been 0.07%, decreasing the VIP Growth Portfolio’s total fund expenses to 0.75%; the other expenses for the VIP II Contrafund Portfolio (Service Class) were 0.06%, decreasing the VIP II Contrafund Portfolio’s (Service Class) total fund expenses to 0.74%.

(2)  Goldman Sachs Asset Management and Goldman Sachs Asset Management International, the investment advisers to the Funds, have voluntarily agreed to reduce or limit certain “Other Expenses” of such Funds (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Funds’ average daily net assets, respectively. The expenses shown do not include these expense reductions and limitations. If included, the “Other Expenses” and “Total Operating Expenses” for the Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT Mid Cap Value Fund, Goldman Sachs VIT CORE U.S. Equity Fund, Goldman Sachs VIT Growth and Income Fund, and the Goldman Sachs VIT International Equity Fund would be 0.25% and 1.00%, 0.13% and 0.93%, 0.11% and 0.81%, 0.25% and 1.00%, and 0.35% and 1.35%, respectively of each Fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2001. In no event would the “Other Expenses” for the Goldman Sachs VIT Mid Cap Value Fund or the Goldman Sachs VIT CORE U.S. Equity Fund exceed 0.25% and 0.20%, respectively, of each Fund’s average daily net assets for the calendar year December 31, 2001. The expense reductions or limitations may be discontinued or modified by the Investment Advisers at their discretion at any time.

(3)  The MFS Emerging Growth Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Emerging Growth Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS Emerging Growth Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, total net fund operating expenses for the MFS Emerging Growth Series would be equal to 0.86%.

(4)  The MFS New Discovery Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS New Discovery Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, total net fund operating expenses would be equal to 1.05%.

(5)  The MFS Research Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Research Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS Research Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions not been taken into account, total net fund operating expenses would be equal to 0.89%.

(6)  Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. The “Total Fund Operating Expenses” for the MML Equity Index Fund do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, total net fund operating expenses would be equal to 0.26%.

(7)  MassMutual has agreed to bear expenses of the MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for MML Growth Equity Fund, MML OTC 100 Fund, and MML Emerging Growth Fund do not include this reimbursement. If included, total net fund operating expenses for these Funds in 2001 would have been 0.91% for the MML Growth Equity Fund, 0.56% for the MML OTC 100 Fund and 1.16% for the MML Emerging Growth Fund. We did not reimburse any expenses of the MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund in 2001.

(8)  Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

(See the funds’ prospectuses for more information.)

The Company

MassachusettsMutual Life Insurance Company (the Company) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

The Company’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Strategic Varible Life® Plus Policy

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the policy anniversary nearest the insured’s 100th birthday.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a Guaranteed Principal Account. Your account value and the amount of the death benefit we pay may vary depending on the investment performance of the funds you select, the interest we credit on the Guaranteed Principal Account, and the death benefit option you select.

When the insured dies, if the policy is still in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state specific variances that may apply to your policy.

Availability

The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

The minimum total selected face amount is $50,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date.

Employer Trust for the Group Policy

The Strategic Variable Life® Plus Trust (the “Employer Trust”) has been established in conjunction with a Rhode Island bank (the “Trustee”) for plan sponsors interested in obtaining insurance coverage in group form under certificates. The group policy (group flexible premium variable life insurance policy) is issued to the employer trust by us in the state of Rhode Island, where the group policy has been filed and approved by the Commissioner of Insurance. The trustee is the owner of the group policy on behalf of the plan sponsors. The employer trust holds the group policy and distributes certificates to plan sponsors, thereby permitting plan sponsors to obtain insurance coverage on employees in accordance with the group insurance laws in effect in Rhode Island.

A participation agreement between the plan sponsor and us establishes and defines a plan sponsor’s status as a participant in the employer trust and its rights and obligations under the group policy. A plan sponsor applies to participate in the employer trust and applies to us for insurance upon the lives of eligible employees. If approved, we will issue a certificate for each Insured. All premiums are paid and all death benefits are paid by us to the beneficiary.

As of the date of this prospectus, the group policy and underlying certificates are only available in the states of Rhode Island and New Jersey.

Underwriting

We currently offer three different underwriting programs:

1.	Full underwriting;
2.	Simplified issue underwriting*; and
3.	Guaranteed issue underwriting*.

*In certain states, guaranteed issue underwriting may be referred to as “limited underwriting” and simplified issue underwriting may be referred to as “simplified underwriting.”

Owner, Insured, Beneficiary

Owner

The owner is the individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy. We will not issue a policy for an insured who is more than 85 years old.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing A Policy And Your Right To Cancel

Purchasing A Policy

To purchase a policy you must send us a completed application. The minimum initial selected face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s selected face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To A “Free Look”

You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel it within 10 days of receiving it. If you cancel the policy we will issue you a refund. The free look period and the amount refunded may vary depending on your state’s requirements.

If you cancel the policy, we will pay a refund to you. The refund equals either:

•	any premium paid for the policy; plus

•	interest credited to the policy under the Guaranteed Principal Account; plus or minus

•	an amount that reflects the investment experience of the Separate Account Divisions to the date we receive your returned policy; minus

•	Any amounts you borrowed or withdrew, or, where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn;

or, where required by state law, all premiums paid, reduced by amounts borrowed or withdrawn.

During the free look period, we will apply premium payments to the Oppenheimer Money Division.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy to you, or to one of our agency offices.

Premiums

Premium Payments and Payment Plans

All premium payments should be sent to us either at our Administrative Office or at the address shown on the premium notice.

There are four premium concepts under the policy:

•	Minimum Case Premium

•	Minimum Net First Policy Premium

•	Planned Annual Premium

•	Annual Cutoff Policy Premium.

Minimum Case Premium

The minimum premium that we require for a case is $250,000 of first year annualized premium.

Minimum Net First Policy Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum net first policy premium. The minimum net first policy premium is an amount equal to twelve (12) times the sum of the monthly charges for the first month.

You must pay the minimum net first policy premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your policy.

Planned Annual Premium

You may elect in the application to pay an annual premium for your policy. We call this premium your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills we send you. You may change the amount of your planned annual premium at any time.

The amount of your planned annual premium will depend on:

•	The selected face amount of the policy;

•	The insured’s age;

•	The insured’s gender;

•	The insured’s tobacco use classification; and

•	The amount of the first premium paid.

There is no penalty if you do not pay the planned annual premium.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned annual premium payments does not guarantee the policy will remain in force. Even if you pay planned annual premiums, the policy will terminate if the account value becomes insufficient to pay monthly charges and the grace period expires without sufficient payment, unless your policy meets the safety test.

Annual Cutoff Policy Premium

The annual cutoff policy premium for your policy establishes a threshold for your policy’s sales loads. If you pay premiums that are below the annual cutoff policy premium, a higher sales load will result than if you pay premiums that exceed the annual cutoff policy premium.

We set the annual cutoff policy premium on the date we issue your policy. The amount of the annual cutoff policy premium depends on:

•	The initial selected face amount of the policy;

•	The insured’s age;

•	The insured’s gender; and

•	The insured’s tobacco use classification

The following table shows the annual cutoff policy premium at certain ages for a policy with a selected face amount of $100,000 in all years, under Death Benefit Option 1.

ANNUAL CUTOFF POLICY PREMIUM

LEVEL $100,000 SELECTED

FACE AMOUNT

(DEATH BENEFIT OPTION 1)

	Issue Age
Class	Age	Age	Age
	25	40	55
Male Tobacco	$3,247	$5,315	$8,496

Female Tobacco	$2,666	$4,395	$6,955

Unisex Tobacco	$3,132	$5,131	$8,175

Male Non-Tobacco	$2,639	$4,363	$7,183

Female Non-Tobacco	$2,342	$3,883	$6,325

Unisex Non-Tobacco	$2,580	$4,267	$7,009

Male UniTobacco	$2,867	$4,705	$7,593

Female UniTobacco	$2,431	$4,016	$6,450

Unisex UniTobacco	$2,780	$4,567	$7,359

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. There are no required premium payments; however, you may elect to set-up a “Planned Annual Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment we will accept is $100.00.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the IRC’s definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets the IRC guidelines:

•	The Cash Value Accumulation Test, and

•	The Guideline Premium Test.

If you choose the Guideline Premium Test, the maximum premium payment we will accept will be stated on the Schedule Page of the policy. Regardless of whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to our Administrative Office or to the address indicated for payment on the premium reminder notice.

How and When Your Premium Is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the sales load, premium tax charges and deferred acquisition cost tax charges.

Good order means that all the necessary documents and forms are complete and in our possession.

The net premium is allocated among the Separate Account Divisions and the Guaranteed Principal Account according to your current instructions and subject to our current allocation rules.

Net Premium Allocation

When applying for the policy, you choose the percentages of your net premiums to be allocated among the Separate Account Divisions and the Guaranteed Principal Account. You may choose any percentages (rounded to two decimal places) as long as the total is 100%. You may allocate net premium payments to a maximum of twenty-one (21) Separate Account Divisions and the Guaranteed Principal Account at any time.*

You may change your allocation of future net premiums at any time without charge by written request or by any other means acceptable to us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. To allocate net premiums or to transfer account value to a twenty-second division of the Separate Account, you must transfer 100% of the account value from one or more of your twenty-one (21) selected Separate Account Divisions.

*We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your net premiums if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

When Net Premium is Allocated

During the free look period, we will apply your first net premium to the Oppenheimer Money Division, provided the premium equals or exceeds the minimum net first policy premium.

At the later of the end of the free look period or the date we receive proper notice that you received your policy, we will allocate your account value among the Guaranteed Principal Account and/or Separate Account Divisions according to your instructions and subject to our current allocation rules.

Investment Choices

The Separate Account

The part of your premium that you invest in the variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Variable Life® Plus policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the Strategic Variable Life® Plus segment of the Separate Account.

Currently, the Strategic Variable Life® Plus segment of the Separate Account is divided into 42 divisions. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the Strategic Variable Life® Plus policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus. You can obtain additional copies of these prospectuses by contacting our Administrative Office at 1-800-665-2654.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American® Century Variable Portfolios, Inc. (“American Century VP”)

American Century® VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A

Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

American Century® VP International Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks capital growth by investing mainly in stocks of foreign companies with very high earnings potential and revenue growth.

American Century® VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Fidelity® Variable Insurance Products (“VIP”) Fund II

Fidelity® VIP Growth Portfolio – Service Class	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. (FMRC)	Seeks to achieve capital appreciation. It invests primarily in common stocks of domestic and foreign companies believed to have above-average growth potential.

Fidelity® VIP II Contrafund® Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. (FMRC)	Seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management (“GSAM”) Sub-Adviser: N/A

Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

Goldman Sachs VIT CORESM U.S. Equity Fund	Adviser: Goldman Sachs Asset Management (“GSAM”) Sub-Adviser: N/A

Seeks long-term growth of capital and dividend income. Invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Goldman Sachs VIT Growth and Income Fund	Adviser: Goldman Sachs Asset Management (“GSAM”) Sub-Adviser: N/A

Seeks long-term growth of capital and growth of income. Invests, under normal circumstances, a least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the Investment Adviser to have favorable prospects for capital appreciation and/or dividend-paying ability.

Goldman Sachs VIT International Equity Fund	Adviser: Goldman Sachs Asset Management International (“GSAMI”) Sub-Adviser: N/A

Seeks long-term capital appreciation. Invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies that are organized outside the U.S., or whose securities are principally traded outside the U.S.

Goldman Sachs VIT Mid Cap Value Fund	Adviser: Goldman Sachs Asset Management (“GSAM”) Sub-Adviser: N/A

Seeks long-term capital appreciation. Invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investment.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Janus Aspen Series (“Janus Aspen”)

Janus Aspen Balanced Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term capital growth consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Capital Appreciation Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital in a manner consistent with the preservation of capital, by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

MFS® Variable Insurance TrustSM (“MFS”)

MFS® Emerging Growth Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital. It normally invests at least 65% of its net assets in common stocks and related securities of emerging-growth companies of all sizes.

MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MFS® Research Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A

Seeks long-term growth of capital and future income. It normally invests at least 80% of its net assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.

MML Series Investment Trust (“MML Trust”)

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company, Inc. and Alliance Capital Management, L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®(1).

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company.	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®.

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.

Seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®(2).

MML Small Cap Equity Fund(3)	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Aggressive Growth Fund/ VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks, primarily, high current income, and secondarily, capital growth. The fund invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A

Seeks a high level of current income. The fund invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds”. They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Main Street® Growth & Income Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Main Street® Small Cap Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in common stocks of small-cap companies (market capitalization of up to $2.5 billion) believed to have favorable business trends or prospects.

Oppenheimer Money Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer Strategic Bond Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A

Seeks a high level of current income principally derived from interest on debt securities. The fund invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc. (“Panorama Fund”)

Oppenheimer International Growth Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Growth Portfolio	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks primarily long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A

Seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The portfolio invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

T. Rowe Price New America Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing mainly in the common stocks of U.S. companies operating in sectors believed to be the fastest growing in the U.S.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Seeks a high level of income consistent with moderate fluctuation in principal value. The Portfolio invests primarily in investment-grade bonds with an average effective maturity not exceeding five years. Up to 10% of the Portfolio’s assets may be invested in below-investment-grade securities, commonly referred to as “junk bonds,” in an effort to enhance yield.

(1)  The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

(2)  NASDAQ 100 Index® is a registered service mark of the Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

(3)  Prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund.

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account. You may also transfer value from the Separate Account to the Guaranteed Principal Account.

Amounts allocated to the Guaranteed Principal Account become part of our general investment account. You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the Guaranteed Principal Account, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the Guaranteed Principal Account equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or

•	the policy loan rate less the current loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its account value. The account value has two components:

1.	the variable account value, and
2.	the Guaranteed Principal Account value.

We will calculate your policy value on each valuation date.

Variable Account Value

The variable account value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	net premiums allocated to the Separate Account Divisions;

•	transfers to the Separate Account Divisions from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account Divisions;

•	fees and charges deducted from the Separate Account Divisions;

•	the net investment experience of the Separate Account Divisions; and

•	loans deducted from the Separate Account Divisions.

Transactions in the Separate Account Divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the underlying fund.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account

Divisions. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account Division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Purchase and Sale of Accumulation Units

The purchase and sale of accumulation units will affect your account value in the Separate Account Divisions. If we receive a premium payment or a written request that cause us to purchase or sell accumulation units, and we receive that premium payment or request before the valuation time on a valuation date, accumulation units will be purchased or sold as of that valuation date. Otherwise, accumulation units will be purchased or sold as of the next following valuation date.

Guaranteed Principal Account Value

The Guaranteed Principal Account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the Guaranteed Principal Account from the Separate Account Divisions; minus

•	amounts transferred or withdrawn from the Guaranteed Principal Account; and minus

•	monthly charges deducted from the Guaranteed Principal Account; and plus

•	interest credited to the Guaranteed Principal Account.

Interest on the Guaranteed Principal Account

The Guaranteed Principal Account value earns interest at an effective annual rate, credited daily.

For the part of the Guaranteed Principal Account value equal to any policy loan, the daily interest rate we use is the daily equivalent of the greater of:

•	the annual policy loan interest rate in effect minus the loan interest rate expense charge; or

•	3%.

For the part of the Guaranteed Principal Account in excess of any policy loan, the daily rate we use is the daily equivalent of the greater of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 3%.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, we will terminate your policy if on a monthly calculation date:

•	the account value less any policy debt is insufficient to cover the total monthly charges due, and

•	your policy does not meet the safety test.

Your policy will then enter a 61-day grace period.

Grace Period

Before your policy terminates, we allow a grace period during which you pay the amount of premium need to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and

•	31 days after we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Safety Test

The safety test is a lapse protection feature. If met, this test allows your policy to stay in force for a period of time even if there is insufficient account value to cover the monthly charges. You may not elect Death Benefit Option 2 or 3, and the insured may not be in a substandard rating class for the safety test to apply.

Your policy meets the safety test on any given monthly calculation date if:

•	the sum of premiums paid; less

•	any amounts withdrawn; less

•	any rider charges, if applicable;

equals or exceeds

•	the sum of monthly safety test premiums on that monthly calculation date and all prior monthly calculation dates during the safety test period.

The safety test premiums will be shown on your policy specification page and will equal the equivalent Guideline Level Premium for a policy without any riders attached. Any change in the policy’s selected face amount will result in a new safety test premium being calculated.

If your policy debt exceeds account value, your policy will fail the safety test.

The safety test only applies during the safety test period, which starts on the policy date and expires on the safety test’s expiration date. The safety test’s expiration date is the later of the policy anniversary nearest the insured’s 70th birthday, or the tenth policy anniversary.

The safety test is not available in New York.

Safety Test Grace Period

If your policy does not meet the safety test on any given monthly calculation date, we will mail you, and any assignee indicated on our records, a written notice. This notice states the premium amount you need to pay to prevent termination of the safety test. The safety test will expire 31 days after we mail this written notice, unless you send in the required premium payment. Once the safety test terminates, you cannot reinstate it.

Reinstating Your Policy

For a period of five (5) years after termination, you can request that we reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value.

Before we reinstate the policy, we must receive the following:

•	a premium payment that will produce an account value equal to 3 times the total monthly charges for the policy on the monthly calculation date on or next following the date of reinstatement;

•	evidence of insurability satisfactory to us; and

•	if applicable, a signed acknowledgement that the policy has become a modified endowment contract.

If you reinstate your policy, your policy’s selected face amount will be the same as if the policy had not terminated. The safety test will not apply to policies that we reinstate.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Policy Transactions

While your policy is in force you may allocate account value among the Separate Account Divisions and to or from the Guaranteed Principal Account. You may also borrow against the policy, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of the account value among the policy’s Separate Account Divisions and the Guaranteed Principal Account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

You can make transfers by written request or by any other means acceptable to us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. In your transfer request, you must indicate the dollar amount or the percentage (rounded to two decimal places) you wish to transfer. There is no limit on the number of transfers you may make from the Separate Account Divisions.

You may maintain account value in a maximum of twenty-one (21) Separate Account Divisions and the Guaranteed Principal Account at any one time. If you want to transfer net premium or transfer account value to a twenty-second Division, you must transfer 100% of the account value from one or more of the twenty-one (21) active Separate Account Divisions.*

You may transfer all account value in the Separate Account to the Guaranteed Principal Account at any time without incurring a fee. The transfer will take effect when we receive your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six (6) transfers in a policy year. This fee will not exceed $10 per transfer.

You may only transfer account value from the Guaranteed Principal Account to the Separate Account once per policy year. This transfer must occur within the 31-day period following your policy anniversary date. This transfer may not exceed 25% of your account value in the Guaranteed Principal Account at the time of your transfer. For purposes of this transfer restriction, your account value in the Guaranteed Principal Account does not include policy debt. However, you may transfer 100% of your account value in the Guaranteed Principal Account to the Separate Account if:

•	you have transferred 25% of your account value in the Guaranteed Principal Account in each of the previous three (3) policy years, and

•	you have not allocated premium payments or made transfers to the Guaranteed Principal Account during any of the previous three (3) policy years, except as a result of a policy loan.

You cannot transfer Guaranteed Principal Account value equal to any policy debt.

*We reserve the right to limit the number of Separate Account Divisions to which you can allocate your account value if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.

Limitations on Frequent Transfers

This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This, in turn, can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns reflect a market timing strategy, we reserve the right to take restrictive action.

Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or if we implement a restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request, and any future transfer requests, by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option from which you attempted to make the transfer. We will do this as of the valuation date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Withdrawals

After your policy has been in force for six (6) months, you can withdraw value from your policy on any monthly calculation date. You must send a written request to our Administrative Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).

•	Maximum withdrawal amount: Account value, less policy debt, less an amount equal to twelve (12) multiplied by the most recent monthly charges for the policy.

You must specify in your request the investment options from which your want the withdrawal made and the dollar amount you want withdrawn from each. If you do not specify, the withdrawal will be deducted in proportion to the values in each Separate Account Division and the Guaranteed Principal Account. The withdrawal amount from each Separate Account Division and the Guaranteed Principal Account may not exceed the non-loaned account value allocated to each as of the date of the withdrawal.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00. We will reduce your account value by the amount of the withdrawal. If necessary, we will reduce your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Withdrawals will be effective on the valuation date we receive your request in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations).

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its cash surrender value.

The cash surrender value is equal to:

•	the account value; minus

•	any outstanding policy debt; plus

•	the refund of sales load, if applicable.

There is no surrender charge.

If you surrender your policy within the first two policy years, we will refund a portion of the sales load as part of the cash surrender value. If you surrender your policy in the first policy year, we will refund 65% of the sales load collected for that year. If you surrender your policy in the second policy year, we will refund 30% of the sales load collected in the first policy year.

The surrender will be effective on the valuation date we receive the policy and a written surrender request at our Administrative Office, unless you select a later effective date. If, however, we receive your surrender request on a date that is not a valuation date or after a valuation time, then your surrender will be effective on the next valuation date.

We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations).

The policy terminates as of the effective date of the surrender and cannot be reinstated.

Loans

You may take a loan from the policy at any time while the insured is living. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding debt from the proceeds payable at death or the surrender of the policy.

The maximum loan amount is equal to:

•	100% of your account value at the time of the loan; minus

•	any outstanding policy debt before the new loan; minus

•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; minus

•	an amount equal to the most recent monthly charges for the policy multiplied by the number of monthly calculation dates remaining from the date the loan is made up to and including the next policy anniversary date.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;

•	it will have a permanent effect on your policy’s cash surrender value;

•	it will reduce the death proceeds; and

•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	To take a loan, you must send a written request to our Administrative Office.

•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account value of each. We liquidate accumulation units in the Separate Account Divisions and transfer the resulting dollar amounts to the Guaranteed Principal Account. These dollar amounts become part of the loaned portion of the Guaranteed Principal Account. You many not borrow from the loaned portion of the Guaranteed Principal Account.

We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the Guaranteed Principal Account. This amount earns interest at a rate equal to the greater of:

•	3%, or

•	the policy loan interest rate less the loan interest rate expense charge.

The current loan interest rate expense charge varies by policy year as follows:

•	Policy years 1 through 15: 0.75%

•	Policy years 16 through 30: 0.55%

•	Policy years 31 and thereafter: 0.45%

This charge will not exceed 3.00% (2.00% in New York).

Loan Interest Rate

At the time you apply for the policy, you may select an adjustable loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. Each year we set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Moody’s Investors Service, Inc. is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or

•	5%.

We will increase the rate if the maximum limit is at least ½% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least ½% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Interest is due on each policy anniversary. If you do not pay the interest when it is due, we will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account value in each.

Effect of a Loan on the Values of the Policy

A policy loan affects policy values since we reduce the death benefit and cash surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the Guaranteed Principal Account. This amount does not participate in the investment performance of the Separate Account.

Policy debt must not exceed your account value. If this limit is reached, we may terminate the policy, even if your policy meets the safety test. If we terminate your policy for this reason, we will notify you (and any assignee shown on our records) in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order. Upon repayment, we will transfer values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the Guaranteed Principal Account at the time of repayment.

If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

Death Benefit

If the insured dies while the policy is in force, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test. Under this test the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the insured’s:

•	gender,

•	attained age, and

•	tobacco classification.

Guideline Premium Test. Under this test the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the attained age of the insured.

The multiple factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy and are included in Appendix B to this prospectus.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. You should review policy illustrations of both approaches with your financial representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy you must choose a selected face amount and death benefit option. We offer three death benefit options:

Death Benefit Option 1—the death benefit is the greater of:

(a)	the selected face amount in effect on the date of death; or

(b)	the minimum face amount in effect on the date of death.

Death Benefit Option 2—the death benefit is the greater of:

(a)	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or

(b)	the minimum face amount in effect on the date of death.

Death Benefit Option 3—the death benefit is the greater of:

(a)	the sum of the selected face amount in effect on the date of death, plus the sum of all premiums paid, less withdrawals; or

(b)	the selected face amount in effect on the date of death; or

(c)	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any monthly charges that apply for the period beyond the date of death; and

•	We deduct any policy debt outstanding on the date of death; and

•	We deduct any monthly charges unpaid as of the date of death.

You should note that under Death Benefit Options 1 and 3, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under Death Benefit Option 2, the death benefit amount may increase or decrease depending on investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Example:    The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death, plus refund of sales load, if applicable:	$40,000	$50,000
(c) Sum of premiums less withdrawals:	$30,000	$40,000
(d) Minimum face amount percentage on date of death:	240%	240%
(e) Minimum face amount (b x d):	$96,000	$120,000
Death benefit if Death Benefit Option 1 is in effect [greater of (a) or (e)]:	$100,000	$120,000
Death benefit if Death Benefit Option 2 is in effect [greater of (a + b) or (e)]:	$140,000	$150,000
Death benefit if Death Benefit Option 3 is in effect [greater of (a + c) or (a) or (e)]:	$130,000	$140,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary nearest the insured’s 100th birthday. There is no charge for a change in Death Benefit Option.

If the change is from:

•	Death Benefit Option 1 to 2, or

•	Death Benefit Option 1 to 3, or

•	Death Benefit Option 2 to 3, or

•	Death Benefit Option 3 to 2,

then the selected face amount after the change will equal the selected face amount before the change, and evidence of insurability will be required.

If the change is from Death Benefit Option 2 to 1, then the selected face amount after the change will equal the selected face amount before the change plus the account value, and no evidence of insurability is required.

If the change is from Death Benefit Option 3 to 1, then the selected face amount after the change will equal the greater of (i) the selected face amount before the change and (ii) the selected face amount before the change plus the sum of all premiums less withdrawals. No evidence of insurability is required.

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

•	15 days after we receive and approve your written request for such change; or

•	the requested effective date of the change.

Right to Change the Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount. You may increase the selected face amount by written request six (6) months after policy issue or six (6) months after a previous increase. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured’s 85th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after we have received and approved your written request for such change; or

•	the requested effective date of the change.

Any increase must be for at least $10,000.

Decreases in Selected Face Amount. You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after we receive and approve your written request for such change;

•	the requested effective date of the change.

When We Pay Death Benefit Proceeds

If the policy has not terminated, and it is determined that the claim is valid, we normally pay the death benefit within 7 days after we receive all required documents, in good order, at our Administrative Office.

We investigate all death claims that occur within two (2) years:

•	after the policy is issued,

•	after an increase in the selected face amount, or

•	after reinstatement.

These two-year periods are called the policy’s “contestable periods”. After that two-year period, we cannot contest a policy’s validity, except for failure to pay premiums.

We can delay payment of the death benefit during any period that:

•	It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings;

•	Trading is restricted by the Securities and Exchange Commission (SEC); or

•	The SEC determines that an emergency exists; or

•	The SEC, by order, permits us to delay payment for the protection of our policyowners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Fixed Amount Payment Option;

•	Fixed Time Payment Option;

•	Lifetime Payment Option;

•	Interest Payment Option;

•	Joint Lifetime Payment Option; and

•	Joint Lifetime Payment Option with Reduced Payments.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two (2) years from the issue date, we will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.

•	If the death occurs within two (2) years from an increase in the selected face amount and while the policy is in force, we will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

•	If the death occurs within two (2) years after the policy is reinstated and while the policy is in force, we will pay a limited benefit to the beneficiary. The limited death benefit is the amount of premium you paid to reinstate the policy and any premiums you paid thereafter, less any policy debt or amounts you withdrew.

Misstatement of Age or Gender

We will make an adjustment if the insured’s date of birth or gender in the application is not correct. If the adjustment is made when the insured dies, we will adjust the death benefit by the most recent cost of insurance charge according to the correct age and gender. If we make the adjustment before the insured dies, we will base future monthly charges on the correct age and gender.

Charges And Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions From Premiums

Prior to applying your premium to the General Principal Account or the selected Separate Account Division(s), we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge

We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. We will refund a portion of the sales load to you, as part of the cash surrender value, if you surrender your policy within the first two (2) policy years.

The maximum sales load that we can deduct is:

•	Policy years 1 – 7: 10% of premiums up to the annual cutoff policy premium*

•	Policy years 8+: 2.5% of premiums up to the annual cutoff policy premium*

•	All policy years: 1% of premiums in excess of the annual cutoff policy premium*

*A table showing the annual cutoff policy premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of this prospectus.

State Premium Tax Charge

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost (“DAC”) Tax Charge

This charge is related to our federal income tax burden, under Internal Revenue Code Section 848. This charge will always represent the expense to us of the federal deferred acquisition cost tax.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. It is deducted from the loan interest rate. This charge reimburses us for the ongoing expense of administering the loan.

The charge varies by policy year. The maximum loan interest rate expense charge is 3.00% (2.00% in New York).

Substitute Insured Charge

We assess an administrative fee if you transfer the policy to the life of a substitute insured. The charge reimburses us for processing the substitution. The charge is $75.00.

Transfer Charge

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six (6) transfers in a policy year. This fee will not exceed $10 per transfer. If imposed, the fee will reimburse us for processing the transfer.

Surrender Charges

There are no surrender charges.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;

•	A cost of insurance charge;

•	A face amount charge (if applicable); and

•	Any rider charge (if applicable).

The monthly calculation date is the date on which monthly charges for the policy are due. The first monthly calculation date is the policy date, and subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Your policy’s monthly calculation date will be listed in the policy specifications page. Monthly charges are deducted from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account values in each on the date the deduction is taken.

Administrative Charge

We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners. The maximum administrative charge that we will assess is $9.00 per month.

Cost of Insurance Charge

(We refer to this charge as the “Mortality Charge” in your policy)

The cost of insurance charge reimburses us for providing you with life insurance protection.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), non smoker or smoker table, age of the insured on their nearest birthday.

Your policy’s actual or current insurance charge rates are based on the following:

•	the insured’s issue age,

•	the insured’s gender,

•	the insured’s tobacco use classification,

•	the policy year in which we make the deduction,

•	the rating class of the policy, and

•	the underwriting classification of the case.

These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the selected face amount of the policy.

How the insurance charge is calculated

We calculate the insurance charge on the monthly calculation date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference, on the monthly calculation date, between:

•	the amount of death benefit available under the Death Benefit Option in effect, discounted by the monthly equivalent of 3% per year, and

•	the account value (before deduction of the monthly insurance charge).

The following two steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the insurance risk for your policy:

(a)	We divide the amount of the death benefit available under the Death Benefit Option in effect by 1.0024663; and

(b)	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2: We multiply the insurance risk by the insurance charge rate. This amount is your insurance charge.

Additional Information about the Insurance Charge

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,

•	investment performance,

•	fees and charges assessed,

•	rider charges,

•	withdrawals,

•	policy loans,

•	changes to the selected face amount, and

•	changes to the Death Benefit Option.

We will apply any change in the insurance charge to all policies in the same class.

Face Amount Charge

We currently deduct a monthly face amount charge from polices that are issued under a full underwriting basis. We use this charge to reimburse us for the costs associated with performing full underwriting on potential policyowners. We base this charge on the greater of the initial selected face amount or the first premium multiplied by the applicable minimum face amount percentage found in Appendix B of this prospectus. This charge will not be based on an amount greater than $10 million. This charge is fixed for a set number of policy years.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Daily Charges Against the Separate Account

The following charge is deducted daily from the Separate Account.

Mortality and Expense Risk Charge

(We refer to this charge as the “Net Investment Factor Asset Charge” in your policy)

The mortality and expense risk charge imposed is a percentage of the assets held in the Separate Account

Divisions. This charge varies by policy year. The maximum or guaranteed percentage is 1.0% in any policy year.

The charge is deducted from the Separate Account Divisions but not from the Guaranteed Principal Account.

This charge compensates us for the mortality and expense risks we assume under the policies. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the insurance charges will be insufficient to meet actual claims. The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

Charges for Federal Income Taxes

We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Investment Management Fees and Other Expenses

Each investment fund deducts management fees and operating expenses from its assets. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. For details on these charges, please read the fund prospectuses.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;

•	the total premium expected to be paid;

•	total assets under management for the policyowner;

•	the nature of the relationship among individual insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policyowners which reflects differences in costs of services.

Other Benefits Available Under The Policy

Additional Benefits You Can Get By Rider

At your request, the policy can include additional benefits. We approve these benefits based on our standards and limits for issuing insurance and classifying risks. Any additional benefit we provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from your account value. Subject to state availability, the following riders are available.

Supplemental Monthly Term Insurance Rider

The Supplemental Monthly Term Insurance Rider (Term Rider) provides you with the option to purchase monthly term insurance on the life of the insured. The Term Rider selected face amount supplements the selected face amount of your policy. You can only elect the Term Rider in the policy’s application. The safety test will not apply to the Term Rider.

If you elect the Term Rider, your policy’s selected face amount, plus the Term Rider’s selected face amount must equal at least $50,000. However, your policy’s selected face amount must be at least $5,000.

If you elect the Term Rider, the policy may have a lower annual cutoff policy premium. As a result, you may pay a lower overall sales load when compared to a policy with the same total selected face amount but without the Term Rider.

You may increase the Term Rider selected face amount upon satisfactory written notice to us. We will require satisfactory evidence of insurability for your requested increase. You may also decrease the Term Rider selected face amount upon written notice in a form satisfactory to us.

If You request an increase or decrease or policy withdrawal, you must specify whether we should apply any resulting increase or decrease to the policy’s selected face amount or the Term Rider selected face amount. If you do not specify, we will apply any resulting increase or decrease in proportion to the policy’s selected face amount and the Term Rider selected face amount.

The Term Rider will terminate:

1.	If we receive satisfactory written notice to cancel from you. Such cancellation will apply to all monthly calculation dates beginning on or after the date we receive the cancellation notice; or

2.	If your account value is insufficient to cover your monthly charges, regardless of whether your policy meets the safety test; or

3.	Thirty (30) days after an unpaid premium when there is insufficient value to cover the Term Rider’s monthly charges; or

4.	Upon the later of (a) your policy anniversary nearest the insured’s 70th birthday, or (b) upon the tenth policy anniversary; or

5.	Upon termination of your policy for any reason.

If termination occurs for the reason stated in No. 4, the policy’s selected face amount automatically increases by the amount of the Term Rider’s selected face amount. If the Term Rider terminates for any reason, it can never be reinstated.

Waiver Of Monthly Charges Rider

This rider allows us to waive the monthly charges of your policy for at least two (2) years if:

•	The insured becomes totally disabled before the policy anniversary nearest the insured’s 65th birthday; and

•	Such total disability continues for six (6) months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer disabled; or

•	You do not give us the required satisfactory proof of continued disability; or

•	The insured fails or refuses to have a required examination; or

•	The day before the policy anniversary after the insured’s 65th birthday, or, if later, the date two (2) years from the date the total disability began.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy face amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000 your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If, in this latter example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or

(ii)	made because the taxpayer became disabled; or

(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, your selected face amount automatically changes to equal the account value multiplied by a factor guaranteed to be no less than 1. As of this date and thereafter, the Death Benefit Option will be Death Benefit Option 1, the charge for cost of insurance will be $0, and we will no longer accept premium payments. We will continue to deduct any other monthly charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Other Policy Rights and Limitations

Right To Substitute Insured

You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy’s selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

The effective date of the transfer is the policy anniversary date which is on, or next follows, the later of:

•	The date we approve the application for transfer; and

•	The date any required cost to transfer is paid.

The costs to transfer are:

•	An administrative fee of $75, plus

•	Any premium necessary to effect the transfer, plus

•	Any excess policy debt you have not repaid prior to transfer.

Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, you must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

Right to Assign the Policy

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Dividends

Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under the policy. We will pay any dividend on your policy anniversary. We do not expect to pay any dividends under the policies.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Deferral of Payments

We may delay payment of any cash surrender values, withdrawals and loan proceeds that are based on the Guaranteed Principal Account for up to six (6) months from the date the request is received at our Administrative Office.

We may delay payment of any cash surrender values, withdrawal or loans from the Separate Account during any period when:

•	It is not reasonably practicable for us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or;

•	The Securities and Exchange Commission declares an emergency exists, or

•	The Securities and Exchange Commission permits us to delay payment in order to protect our owners.

If we delay payment of a surrender or withdrawal for more than 10 working days from the effective date of the surrender or withdrawal, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;

•	Combine any two or more Separate Account segments or divisions;

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended (1940 Act), or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments, and

•	Change the name of the Separate Account.

We reserve all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the course of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

Appendix A – Glossary

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Monthly Calculation Date:

The date the monthly charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Charges:

The account value charges that are deducted from the policy’s account value on each Monthly Calculation Date. These charges include the following: (a) administrative charge, (b) cost of insurance charge, (c) face amount charge (if applicable) and (d) any rider charges (if applicable).

Net Premium:

Premium paid less sales load, premium tax charges and deferred acquisition cost tax charges.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

A-1

Appendix B - Minimum Face Amount Percentages

	Cash Value Accumulation Test:									Guideline Premium Test:
Attained Age	Male * Non- Tobacco	Male Tobacco	Male Uni- Tobacco	Female * Non- Tobacco	Female Tobacco	Female Uni- Tobacco	Unisex * Non- Tobacco	Unisex Tobacco	Unisex Uni- Tobacco	All Rate Classes
20	710	576	653	808	711	779	727	598	674	250
21	689	559	634	783	688	754	706	581	654	250
22	669	543	615	758	666	730	685	564	635	250
23	649	528	597	733	645	706	664	547	616	250
24	629	512	580	710	624	684	644	531	598	250
25	610	497	562	687	604	662	624	515	579	250
26	591	482	545	664	584	640	604	499	561	250
27	572	467	528	643	565	619	585	483	544	250
28	554	452	511	622	547	599	566	468	526	250
29	536	438	494	601	529	580	548	453	509	250
30	518	424	479	581	512	561	530	438	493	250
31	501	410	463	562	495	542	512	424	477	250
32	485	397	448	544	479	525	495	411	461	250
33	469	384	433	526	463	507	479	397	446	250
34	453	371	419	508	448	491	463	385	432	250
35	438	360	406	491	434	475	448	372	418	250
36	424	348	392	475	420	459	433	360	404	250
37	410	337	380	459	406	444	419	349	391	250
38	396	326	367	444	393	430	405	338	378	250
39	383	316	356	430	381	416	391	327	366	250
40	370	306	344	416	369	403	379	317	355	250
41	358	296	333	402	357	390	366	307	343	243
42	347	287	323	389	346	378	354	297	333	236
43	335	279	313	377	336	366	343	288	322	229
44	324	270	303	365	326	355	332	280	312	222
45	314	262	294	353	316	344	321	272	303	215
46	304	255	285	342	307	333	311	264	294	209
47	294	247	277	332	298	323	301	256	285	203
48	285	240	268	321	289	313	292	249	276	197
49	276	234	260	311	281	304	283	242	268	191
50	268	227	253	302	273	295	274	235	260	185
51	259	221	245	292	266	286	265	229	253	178
52	251	215	238	284	258	278	257	223	245	171
53	244	209	232	275	251	270	249	217	238	164
54	236	204	225	267	244	262	242	211	232	157
55	229	199	219	259	238	254	235	206	225	150
56	223	194	213	251	231	247	228	200	219	146
57	216	189	207	244	225	240	221	196	213	142
58	210	185	202	237	219	233	215	191	208	138
59	204	180	197	230	214	227	209	186	202	134
60	199	176	192	223	208	221	203	182	197	130
61	193	172	187	217	203	214	198	178	192	128
62	188	168	182	210	197	208	192	174	187	126

B-1

	Cash Value Accumulation Test:									Guideline Premium Test:
Attained Age	Male * Non- Tobacco	Male Tobacco	Male Uni- Tobacco	Female * Non- Tobacco	Female Tobacco	Female Uni- Tobacco	Unisex * Non- Tobacco	Unisex Tobacco	Unisex Uni- Tobacco	All Rate Classes
63	183	165	178	204	192	203	187	170	183	124
64	179	161	174	199	187	197	182	166	178	122
65	174	158	170	193	183	192	178	163	174	120
66	170	155	166	188	178	187	173	160	170	119
67	166	152	162	183	174	182	169	157	166	118
68	162	149	159	178	170	177	165	154	162	117
69	158	147	155	174	166	173	161	151	159	116
70	155	144	152	169	162	169	158	148	156	115
71	152	142	149	165	159	164	154	146	152	113
72	148	140	146	161	155	160	151	143	149	111
73	145	137	144	157	152	156	148	141	146	109
74	143	135	141	153	149	153	145	139	144	107
75	140	133	139	150	146	149	142	137	141	105
76	138	132	136	147	143	146	140	135	139	105
77	135	130	134	143	140	143	137	133	136	105
78	133	128	132	141	138	140	135	131	134	105
79	131	127	130	138	135	138	133	129	132	105
80	129	126	129	135	133	135	131	128	130	105
81	127	124	127	133	131	133	129	126	128	105
82	126	123	125	130	129	130	127	125	127	105
83	124	122	124	128	127	128	125	123	125	105
84	123	121	122	126	125	126	124	122	123	105
85	121	120	121	124	123	124	122	121	122	105
86	120	119	120	123	122	123	121	120	121	105
87	119	118	119	121	120	121	119	119	119	105
88	118	117	118	119	119	119	118	118	118	105
89	117	116	116	118	118	118	117	117	117	105
90	116	115	116	117	117	117	116	116	116	105
91	115	114	115	115	115	115	115	115	115	104
92	114	113	114	114	114	114	114	114	114	103
93	112	112	112	113	113	113	113	113	113	102
94	111	111	111	112	112	112	111	111	111	101
95	110	110	110	110	110	110	110	110	110	100
96	109	109	109	109	109	109	109	109	109	100
97	107	107	107	107	107	107	107	107	107	100
98	106	106	106	106	106	106	106	106	106	100
99	104	104	104	104	104	104	104	104	104	100

* The Non-Tobacco rates apply to both Preferred Non-Tobacco and Standard Non-Tobacco Policies

B-2

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

xx/xx/03

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated (effective date), for the Strategic Variable Life® Plus contract. The Strategic Variable Life® Plus contract and its prospectus may be referred to in this SAI.

For a copy of the Strategic Variable Life® Plus prospectus, contact your financial representative, or Large Corporate Markets at 1-800-665-2654. www.massmutual.com.

	SAI	Prospectus
Company	2	10
The Separate Account	2	14
Services
› Custodian	2
Additional Information About the Operation of the Contracts and the Registrant
› Purchase of Shares in Underlying Investment funds	2
› Annual Reports	2
› Incidental Benefits
• Death Benefit Payment Options	4
Underwriters	5
› Sales and Other Agreement	7
Additional Information About Charges
› Sales Load	6
› Reduction of Charges	6
› Underwriting Procedures	6
› Increases in Face Amount	6	26
Performance Data	7
Taxes	9	31
Experts	9
Financial Statements	9

1

COMPANY

Massachusetts Mutual Life Insurance Company (the Company or MassMutual) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF  THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account and the Guaranteed Principal Account. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

•	The account value at the beginning of the previous policy year,
•	All premiums paid since that time,
•	All additions to and deductions from the account value during the year, and
•	The account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the policyowner. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

2

Fixed Amount Payment Option

We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.

Fixed Time Payment Option	We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	the total amount applied;
•	the period selected; and
•	the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option	We make equal monthly payments on the life of a named person. Three variations are available:

•	Payments for life only;
•	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or
•	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option

We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3% per year on the unpaid balance.

Joint Lifetime Payment Option

We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•	Payments guaranteed for 10 years or when both named persons die, whichever is later; and
•	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor

We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options. If provided in the payment option election, you may withdraw all or part of the unpaid balance or apply it under any other option. However, you may not withdraw payments that are based on a named person’s life.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, LLC in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 1999, 2000, and 2001 was $10,000, $10,000

3

and $10,000, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. From January 1, 1999 through December 31, 1999, commissions paid were $x. From January 1, 2000 through December 31, 2000, commissions paid were $x. From January 1, 2001 through December 31, 2001, commissions paid were $x. [Numbers to be filed by amendment]

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the annual cutoff policy premium. The maximum commission percentage we will pay under the policies is 13% of premiums.

Agents or selling brokers may also receive asset-based compensation. The maximum asset-based compensation is 0.2% of the account value of the Separate Account Divisions.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a sales load charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The purpose of this charge is to reimburse us for the expenses related to the sale and distribution of the policies. The maximum that we will deduct is:

The maximum sales load that we can deduct is:

•	Policy years 1-7: 10% of premiums up to the annual cutoff policy premium
•	Policy years 8+: 2.5% of premiums up to the annual cutoff policy premium
•	All policy years: 1% of premiums in excess of the annual cutoff policy premium

We will refund a portion of the sales load to you, as part of the cash surrender value, if you surrender your policy within the first two policy years.

4

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;
•	the total premium expected to be paid;
•	total assets under management for the policyowner;
•	the nature of the relationship among individual insureds;
•	the purpose for which the policies are being purchased;
•	the expected persistency of individual policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policyowners which reflects differences in costs of services.

Underwriting Procedures

Underwriting is prescribed at the group level, based on analysis of the group’s characteristics. A case may be assigned either Full Underwriting, Simplified Issue Underwriting or Guaranteed Issue Underwriting. Current cost of insurance charges will vary by the type of underwriting performed. The guaranteed maximum mortality charges are based on the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), age of the insured on their nearest birthday.

For policies that are issued under a Full Underwriting basis, we will deduct a monthly face amount charge. This charge reimburses us for the costs associated with performing full underwriting on potential policyowners. This charge is based on the greater of the initial selected face amount or the first premium multiplied by the applicable minimum face amount percentage found in Appendix B of the prospectus. The charge will not be based on an amount greater than $10 million. This charge is fixed for a set number of policy years.

Increases in Selected Face Amount

Additional coverage acquired in accordance with an increase in selected face amount will incur mortality charges on the same basis as the original contract. Following an increase in selected face amount, cash values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

5

The following table shows average annual total return rates for the divisions of the Separate Account for the period ended December 31, 2001.

Separate Account Division (Inception Date of the underlying Fund)	Year to Date	1 Year	3 Years	5 Years	10 Years	Since Inception
American Century® VP Income & Growth Division (10/30/97)	-8.95	-8.95	-1.72	—	—	6.33
American Century® VP International Division (5/1/94)	-29.77	-29.77	-1.73	5.77	—	6.24
American Century® VP Value Division (5/1/96)	12.22	12.22	9.14	11.20	—	12.01
Fidelity VIP II Contrafund® Division (1/3/95)	-12.96	-12.96	-0.10	9.75	—	15.08
Fidelity VIP Growth Division (10/9/86)	-18.34	-18.34	-0.45	10.96	12.75	13.14
Goldman Sachs Capital Growth Division (4/30/98)	-15.06	-15.06	-0.57	—	—	2.90
Goldman Sachs CORESM U.S. Equity Division (2/13/98)	-12.54	-12.54	-0.96	—	—	2.71
Goldman Sachs Growth and Income Division (1/12/98)	-9.94	-9.94	-3.66	—	—	-1.60
Goldman Sachs International Equity Division (1/12/98)	-22.86	-22.86	-4.41	—	—	1.08
Goldman Sachs Mid Cap Value Division (5/1/98)	6.22	6.22	10.91	—	—	4.46
Janus Aspen Balanced Division (9/13/93)	-5.26	-5.26	5.10	13.53	—	13.71
Janus Aspen Capital Appreciation Division (5/1/97)	-22.27	-22.27	1.69	—	—	17.13
Janus Aspen Worldwide Growth Division (9/13/93)	-23.04	-23.04	1.86	10.52	—	15.15
MFS® Emerging Growth Division (7/24/95)	-34.09	-34.09	-2.47	8.50	—	11.81
MFS® New Discovery Division (5/1/98)	-5.63	-5.63	16.71	—	—	14.02
MFS® Research Division (7/26/95)	-21.85	-21.85	-3.01	6.04	—	9.59
MML Blend Division (2/3/84)	-6.35	-6.35	-2.95	4.43	7.63	10.20
MML Emerging Growth Division (5/1/00)	-16.93	-16.93	—	—	—	-25.80
MML Equity Division (9/15/71)	-15.32	-15.32	-6.10	4.14	9.00	11.85
MML Equity Index Division (5/1/97)	-12.76	-12.76	-1.98	—	—	8.63
MML Growth Equity Division (5/3/99)	-25.80	-25.80	—	—	—	-4.09
MML Large Cap Value Division (5/1/00)	-11.76	-11.76	—	—	—	-8.01
MML Managed Bond Division (12/16/81)	7.29	7.29	5.00	6.35	6.51	8.92
MML OTC 100 Division (5/1/00)	-33.71	-33.71	—	—	—	-42.00
MML Small Cap Equity Division[3] (6/1/98)	2.76	2.76	4.53	—	—	-0.87
MML Small Cap Growth Equity Division (5/3/99)	-13.31	-13.31	—	—	—	7.98
Oppenheimer Aggressive Growth Division (8/15/86)	-31.87	-31.87	3.25	6.45	11.16	12.19
Oppenheimer Bond Division (4/3/85)	7.19	7.19	3.44	5.02	6.04	8.03
Oppenheimer Capital Appreciation Division (4/3/85)	-13.18	-13.18	6.70	13.58	14.61	13.82
Oppenheimer Global Securities Division (11/12/90)	-12.64	-12.64	12.97	14.80	13.31	12.18
Oppenheimer High Income Division (4/30/86)	1.37	1.37	0.18	2.27	8.11	9.37
Oppenheimer Main Street® Growth & Income Division (7/5/95)	-10.76	-10.76	-0.68	6.11	—	13.07
Oppenheimer Main Street® Small Cap Division[1] (5/1/98)	-0.96	-0.96	5.44	—	—	3.16
Oppenheimer Money Division[2],* (4/3/85)	3.25	3.25	4.42	4.52	4.17	5.13
Oppenheimer Multiple Strategies Division (2/9/87)	1.62	1.62	6.15	8.14	9.60	9.98
Oppenheimer Strategic Bond Division (5/3/93)	4.25	4.25	2.83	3.76	—	5.01
Oppenheimer International Growth Division (5/13/92)	-24.91	-24.91	0.42	5.28	—	6.66
Panorama Growth Division (1/21/82)	-11.21	-11.21	-9.69	-0.02	8.04	12.62
Panorama Total Return Division (9/30/82)	-7.54	-7.54	-4.29	2.71	6.74	10.33
T. Rowe Price Limited-Term Bond Division (5/13/94)	7.87	7.87	5.52	5.87	—	5.69
T. Rowe Price Mid-Cap Growth Division (12/31/96)	-1.52	-1.52	9.01	—	—	13.21
T. Rowe Price New America Growth Division (3/31/94)	-12.57	-12.57	-4.52	4.35	—	10.95

The returns for any Investment Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Investment Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Investment Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a certificate owner and the different investment rates of return for the Investment Divisions. The inception date of Strategic Variable Life® Plus is 2/8/99. The performance figures above are based on the performance of the Separate Account’s underlying Funds. Most of the Funds were in existence prior to 2/8/99. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Variable Life® Plus.

*	The yield quotation more closely reflects the current earnings of the Money Division than the total return quotation.

1.	Prior to May 1, 2001, the Oppenheimer Main Street Small Cap Division was called the Oppenheimer Small Cap Growth Division.

6

2.	An investment in the division is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the division seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the division.

3.	Prior to May 1, 2002, the MML Small Cap Equity Division was called the MML Small Cap Value Equity Division.

The following table shows average annual total return rates for the underlying investment funds of the Separate Account for the period ended December 31, 2001.

Separate Account Division (Inception Date of the underlying Fund)	Year to Date	1 Year	3 Years	5 Years	10 Years	Since Inception
American Century® VP Income & Growth Fund (10/30/97)	-8.35	-8.35	-1.12	—	—	6.93
American Century® VP International Fund (5/1/94)	-29.17	-29.17	-1.13	6.37	—	6.84
American Century® VP Value Fund (5/1/96 )	12.82	12.82	9.74	11.80	—	12.61
Fidelity VIP II Contrafund® Portfolio—Service Class[6] (1/3/95)	-12.36	-12.36	0.50	10.35	—	15.68
Fidelity VIP Growth Portfolio—Service Class[6] (10/9/86)	-17.74	-17.74	0.15	11.56	13.35	13.74
Goldman Sachs Capital Growth Fund[5] (4/30/98)	-14.46	-14.46	0.03	—	—	3.50
Goldman Sachs CORESM U.S. Equity Fund[5] (2/13/98)	-11.94	-11.94	-0.36	—	—	3.31
Goldman Sachs Growth and Income Fund[5] (1/12/98)	-9.34	-9.34	-3.06	—	—	-1.00
Goldman Sachs International Equity Fund[5,8] (1/12/98)	-22.26	-22.26	-3.81	—	—	1.68
Goldman Sachs Mid Cap Value Fund[5] (5/1/98)	6.82	6.82	11.51	—	—	5.06
Janus Aspen Balanced Portfolio (9/13/93)	-4.66	-4.66	5.70	14.13	—	14.31
Janus Aspen Capital Appreciation Portfolio (5/1/97)	-21.67	-21.67	2.29	—	—	17.73
Janus Aspen Worldwide Growth Portfolio[8] (9/13/93)	-22.44	-22.44	2.46	11.12	—	15.75
MFS® Emerging Growth Series (7/24/95)	-33.49	-33.49	-1.87	9.10	—	12.41
MFS® New Discovery Series (5/1/98)	-5.03	-5.03	17.31	—	—	14.62
MFS® Research Series (7/26/95)	-21.25	-21.25	-2.41	6.64	—	10.19
MML Blend Fund (2/3/84)	-5.75	-5.75	-2.35	5.03	8.23	10.80
MML Emerging Growth Fund[8] (5/1/00)	-16.33	-16.33	—	—	—	-25.20
MML Equity Fund[2] (9/15/71)	-14.72	-14.72	-5.50	4.74	9.60	12.45
MML Equity Index Fund—Class II Shares[7] (5/1/97)	-12.16	-12.16	-1.38	—	—	9.23
MML Growth Equity Fund (5/3/99)	-25.20	-25.20	—	—	—	-3.49
MML Large Cap Value Fund (5/1/00)	-11.16	-11.16	—	—	—	-7.41
MML Managed Bond Fund (12/16/81)	7.89	7.89	5.60	6.95	7.11	9.52
MML OTC 100 Fund (5/1/00)	-33.11	-33.11	—	—	—	-41.40
MML Small Cap Equity Fund (6/1/98)[12]	3.36	3.36	5.13	—	—	-0.27
MML Small Cap Growth Equity Fund[9] (5/3/99)	-12.71	-12.71	—	—	—	8.58
Oppenheimer Aggressive Growth Fund/VA (8/15/86)	-31.27	-31.27	3.85	7.05	11.76	12.79
Oppenheimer Bond Fund/VA (4/3/85)	7.79	7.79	4.04	5.62	6.64	8.63
Oppenheimer Capital Appreciation Fund/VA (4/3/85)	-12.58	-12.58	7.30	14.18	15.21	14.42
Oppenheimer Global Securities Fund/VA7 (11/12/90)	-12.04	-12.04	13.57	15.40	13.91	12.78
Oppenheimer High Income Fund/VA11 (4/30/86)	1.97	1.97	0.78	2.87	8.71	9.97
Oppenheimer International Growth Fund/VA8 (5/13/92)	-24.31	-24.31	1.02	5.88	—	7.26
Oppenheimer Main Street® Growth & Income Fund/VA (7/5/95)	-10.16	-10.16	-0.08	6.71	—	13.67
Oppenheimer Main Street® Small Cap Fund/VA9,10 (5/1/98)	-0.36	-0.36	6.04	—	—	3.76
Oppenheimer Money Fund/VA3,4,* (4/3/85)	3.85	3.85	5.02	5.12	4.77	5.73
Oppenheimer Multiple Strategies Fund/VA (2/9/87)	2.22	2.22	6.75	8.74	10.20	10.58
Oppenheimer Strategic Bond Fund/VA11 (5/3/93)	4.85	4.85	3.43	4.36	—	5.61
Panorama Growth Portfolio (1/21/82)	-10.61	-10.61	-9.09	0.58	8.64	13.22
Panorama Total Return Portfolio (9/30/82)	-6.94	-6.94	-3.69	3.31	7.34	10.93
T. Rowe Price Limited-Term Bond Portfolio (5/13/94)	8.47	8.47	6.12	6.47	—	6.29
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	-0.92	-0.92	9.61	—	—	13.81
T. Rowe Price New America Growth Portfolio (3/31/94)	-11.97	-11.97	-3.92	4.95	—	11.55

*	The yield quotation more closely reflects the current earnings of the Money Fund/VA than the total return quotation.

1.	The Effective Annual Rates of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

2.	Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.

3.	Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.

7

4.	An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

5.	Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.

6.	Service Class shares include an asset-based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

7.	Performance for the MML Equity Index Fund—Class II Shares reflects a blended figure, combining (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares and (b) for periods after 5/1/00, Class II’s results reflecting a lower fee structure.

8.	There are special risks associated with international investing such as differences in accounting practices, political changes and currency fluctuations. These risks are heightened in emerging markets.

9.	Investments in companies with small market capitalizations (“small caps”) may be subject to greater price volatility than investments in companies with larger capitalizations because small caps are generally subject to special risks such as narrower markets, less financial resources and less liquid stocks.

10.	Prior to May 1, 2001, the Oppenheimer Main Street Small Cap Fund/VA was called the Oppenheimer Small Cap Growth Fund/VA.

11.	Investments in high yielding debt securities are generally subject to greater market fluctuations, risk of loss of income and principal than are investments in lower yielding debt securities.

12.	Prior to May 1, 2002, the MML Small Cap Equity Fund was called the MML Small Cap Value Equity Fund.

TAXES

MassMutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the guaranteed principal account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the Guaranteed Principal Account.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

EXPERTS (To be filed)

FINANCIAL STATEMENTS

The Registrant (To be filed)

Report of Independent Auditors

Statement of Assets and Liabilities as of December 31, 2001

Statement of Operations for the year ended December 31, 2001

Statement of Changes in Net Assets for the year ended 2001 and for the year ended December 31, 2000

Notes to Financial Statement

The Depositor (To be filed)

Reports of Independent Auditors

Statutory Statements of Financial position as of December 31, 2001 and 2000

Statutory Statements of Income for the years ended December 31, 2001 and 2000

Statutory	Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2001, 2000, and 1999

8

Statutory Statements of Cash Flows for the years ended December 31, 2001, 2000, and 1999

Notes to Statutory Financial Statements

9

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account. (1)
	ii.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Strategic Variable Life® Plus Segment of the Separate Account. (2)

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company. (1)
	ii.	Form of co-underwriting agreement between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company. (1)
	iii.	Form of Variable Products Dealer Agreement. (2)

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy (2)
	ii.	Form of Supplemental Monthly Term Insurance Rider *
	iii.	Form of Waiver of Monthly Charges Rider *

Exhibit (e)	i.	Form of application for Flexible Premium Adjustable Variable Life Insurance Policy (2)

Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company. (1)
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company. (1)

Exhibit (g)	Form of Reinsurance Contracts *

Exhibit (h)	Form of Participation Agreements
	i.	American Century Variable Portfolios, Inc. (3)
	ii.	Fidelity Variable Insurance Products Fund (2)
	iii.	Fidelity Variable Insurance Products Fund II (2)
	iv.	Goldman Sachs Variable Insurance Trust (2)
	v.	Janus Aspen Series (4)
	vi.	MFS Variable Insurance Trust (2)
	vii.	Oppenheimer Variable Account Funds (2)
	viii.	Panorama Series Fund, Inc. (1)
	ix.	T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (2)

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Not Applicable
	ii.	Powers of Attorney (1)
		a.	Power of Attorney – Robert J. O’Connell (5)
		b.	Power of Attorney – Howard Gunton (6)
		c.	Power of Attorney – Marc Racicot (7)
		d.	Power of Attorney – James H. DeGraffenreidt, Jr. (8)

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy. (9)

1	Incorporated by reference to the Initial Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on February 28, 1997.
2	Incorporated by reference to the Initial Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on October 20, 1998.
3	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 on Form S-6 filed with the Commission as an exhibit on May 26, 1998.
4	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 on Form N-4 filed with the Commission as an exhibit on September 20, 1999.
5	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on January 28, 1999.
6	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 on Form S-6 filed with the Commission as an exhibit on January 20, 2000.
7	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 on Form N-4 filed with the Commission as an exhibit on May 2, 2002.
8	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-88503 on Form N-6 filed with the Commission as an exhibit on January 21, 2003.
9	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on April 26, 2001.

*	Filed herewith.

Item 28. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director0 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080

WGL Holdings, Inc.

Chairman and Chief Executive Officer (since 2001)

Chairman, President, and Chief Executive Officer (2000-2001)

Chairman and Chief Executive Officer (1998-2000)

President and Chief Executive Officer (1998)

President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director 2600 Camino Ramon, Room 4CS100 San Ramon, CA 94853

SBC Pacific Bell/SBC Nevada Bell

Senior Vice President, General Counsel & Secretary (since 2002)

SBC Communications Inc.

Senior Vice President—Regulatory and Public Affairs (1998-2002)

Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

    Chairman, President and Chief Executive Officer

        (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (2000-2001)

    Executive Vice President (1997-2000)

Wyeth-Ayerst Pharmaceuticals

President (1997-2000)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110

FleetBoston Financial

    Chairman, President and Chief Executive Officer

        (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (1999-2001)

BankBoston, N.A.

    Chairman and Chief Executive Officer (1996-1999)

BankBoston Corporation

    Chairman (1998-1999) and Chief Executive Officer

        (1995-1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road – North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Chairman (since 2000), Director, President and

        Chief Executive Officer (since 1999)

American International Group, Inc.

    Senior Vice President (1991-1998)

AIG Life Companies

    President and Chief Executive Officer (1991-1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Executive Vice Presidents

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

Christine M. Modie 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Information Officer (since 1999)

Travelers Insurance Company

    Senior Vice President and Chief Information Officer (1996-1999)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

    Chairman, President, and Chief Executive Officer (since 2001)

    President & Chief Operating Officer (2000-2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111

David L. Babson and Co. Inc.

    Chairman and Chief Executive Officer (since 2001)

    President and Chief Executive Officer (1999-2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Investment Officer (since 1999)

    Chief Executive Director-Investment Management (1997-1999)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

	A.	CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company. This subsidiary is inactive.

	B.	CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company. This subsidiary is inactive.

	C.	C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company.

	D.	MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company.

	E.	MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

F.

MassMutual Holding Company, a Delaware corporation that operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

		1.	MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer.

			a.	MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker.

				1).	DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker.

				2).	Diversified Insurance Services of America, Inc., a Hawaii corporation that operates as an insurance broker.

				3).	MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker.

		4)	Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker.

		5)	MML Insurance Agency of Texas, Inc., a Texas corporation that operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

	b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.

MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.

MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

	b.	9048-5434 Quebec, Inc., a Canadian corporation that operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

	c.	1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation that operates as a finance company. (MassMutual Holding Company—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation that operates as an investment adviser.

a.

Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

	a.	David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser.

		1)	Charter Oak Capital Management, Inc., a Delaware corporation that operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

		2)	Babson Securities Corporation, a Massachusetts corporation that operates as a securities broker-dealer.

		3)	Babson-Stewart Ivory International, a Massachusetts general partnership that operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company—91.91%).

	a.	OppenheimerFunds, Inc., a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds.

		1)	Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds.

			a)	Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

		2)	HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser.

		3)	OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer.

		4)	Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operates as a holding company.

		5)	Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

		6)	Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds.

		7)	Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer and MassMutual funds.

8)

OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

9)

OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

		10)	OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

b.

Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

	c.	Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

	d.	Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.

CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.

MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

	a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.

Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

13.

MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

	a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

		1)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong, which operates as a general insurance agent.

2).

MassMutual Trustees Limited, a corporation organized in Hong Kong, which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

	3).	Protective Capital (International) Limited, a corporation organized in Hong Kong, which operates as a mandatory provident funds intermediary.

	4).	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

	5).	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic, which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.	MassMutual Services S.A., a corporation organized in the Argentine Republic, which operates as a service company. (MassMutual International, Inc.—99.9%)

d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile, which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

	1).	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile, which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

	2).	Origen Inversiones S.A., a corporation organized in the Republic of Chile, which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda, which operates as a life insurance company.

f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda, which operates as an exempted insurance company.

g.

MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg, which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic, which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

	1).	Admiral Life Seguros de Vida, S.A., an Argentine corporation that operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

	1).	MassMutual Mercuries Life Insurance Company, a Taiwan corporation that operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.	MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. (MassMutual International, Inc.—99.5%)

	1).	MassMutual Shuno Company, a Japanese premium collection service provider.

	2).	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

k.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

l.	MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business.

G.	MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

H.	The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

I.	Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.

DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D.	MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 30. Indemnification

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)

any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)

any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Kenneth M. Rickson	President (5/1/96) CEO (12/22/97) Main OSJ Supervisor (12/22/97)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. (5/1/96) MassMutual Holding Co. (11/2001)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary (5/1/96) Chief Legal Officer (4/25/2000)	1295 State Street Springfield, MA 01111

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street Springfield, MA 01111

Jeffrey Losito	Second Vice President (08/10/2001)	1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Treasurer (12/22/97) Chief Financial Officer (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (05/06/02)	1295 State Street Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

H. Bradford Hoffman	Chief Compliance Officer (05/06/2002)	1295 State Street Springfield, MA 01111

Edward D. Youmell	Registration Manager (08/10/2001)	1295 State Street Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and Hartford OSJ Supervisor (06/18/2001)	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Markets Supervisor (12/22/97)	140 Garden Street Hartford, CT 06154

David W. O’Leary	Variable Annuity Supervisor (06/18/2001)	1295 State Street Springfield, MA 01111

(c) Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation

MML Distributors, LLC	$x1	$10,000.00[2]

[1]	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. From January 1, 2001 through December 31, 2001, commissions paid were $x (to be filed by amendment).
[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2001 was $10,000.

Item 32. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33. Management Services

Not Applicable

Item 34. Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, has duly caused this Post-Effective Amendment No. 5 to Registration Statement No. 333-65887 to be signed on its behalf by the undersigned, duly authorized in the City of Springfield and the Commonwealth of Massachusetts on the 3rd day of March, 2003.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ ROBERT J. O’CONNELL*
Robert J. O’Connell* Director, Chairman, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

By:	/s/ RICHARD M. HOWE
*Richard M. Howe On March 3, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 5 to Registration Statement

No. 333-65887 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	March 3, 2003

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President, Chief Financial Officer, and Chief Accounting Officer	March 3, 2003

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	March 3, 2003

/s/ JAMES R. BIRLE* James R. Birle	Director	March 3, 2003

/s/ GENE CHAO* Gene Chao, Ph.D.	Director	March 3, 2003

/s/ JAMES H. DEGRAFFENREIDT* James H. DeGraffenreidt, Jr.	Director	March 3, 2003

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	March 3, 2003

/s/ ANTHONY DOWNS* Anthony Downs	Director	March 3, 2003

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	March 3, 2003

/s/ WILLIAM B. ELLIS* William B. Ellis, Ph.D.	Director	March 3, 2003

Robert Essner	Director

/s/ ROBERT M. FUREK* Robert M. Furek	Director	March 3, 2003

/s/ CHARLES K. GIFFORD* Charles K. Gifford	Director	March 3, 2003

/s/ WILLIAM N. GRIGGS* William N. Griggs	Director	March 3, 2003

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	March 3, 2003

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	March 3, 2003

/s/ MARC RACICOT* Marc Racicot	Director	March 3, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	on March 3, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference

INDEX TO EXHIBITS

Exhibit d

ii.     Form of Supplemental Monthly Term Insurance Rider

iii.    Form of Waiver of Monthly Charges Rider

Exhibit	g Form of Reinsurance Contracts

Exhibit	k Opinion and Consent of Counsel